CENTURION FUNDS, INC.
on behalf of the
Centurion U.S. Contra Fund (the "Fund")
Supplement dated November 28, 2000 to the
Prospectus dated January 28, 2000

The following information supplements certain information contained in the Prospectus and Statement of Additional
Information of the Funds.


On November 17, 2000, the Board of Directors of Centurion Funds,
Inc. (the "Company") approved the following with respect to the Centurion U.S. Contra Fund (the "Fund").

An amendment to the Company's charter to effect a one-for-three reverse split of the Fund's common stock and the related reduction in the Fund's stated capital pending approval by the affirmative vote of a majority of the outstanding shares of the Fund. The Board of Directors also scheduled a shareholders meeting for December 15, 2000 to obtain the necessary approval.

Management believes that it is in the best interest of both the Fund and its shareholders to effect a reverse stock split of the Fund's shares. The effect of the reverse stock split is to reduce the number of shares outstanding of the Fund while maintaining the Fund's and each shareholder's aggregate net asset value. The reverse stock split has the effect, however, of reducing the Fund's stated capital. Each shareholder's aggregate investment in the Fund will remain unchanged as a result of the proposed Amendment. The reverse stock split will have no effect on the number or par value of the Fund's authorized shares.

If approved by the shareholders, the reverse stock split will be effected as of the close of business on the effective date of the Amendment on the basis that each three shares of the Fund then outstanding will be converted into one share. Between the time of shareholder approval and the filing of the Amendment with the Maryland State Department of Assessments and Taxation, the Board of Directors may determine, as provided by Maryland law, to abandon the reverse stock split. The Board would take this action only if it determined that the reverse split was no longer in the best interest of the Fund's shareholders.














CENTURION FUNDS, INC.
on behalf of the
Centurion U.S. Contra Fund (the "Fund")
Supplement dated November 28, 2000 to the
Prospectus dated January 28, 2000

The following information supplements certain information contained in the Prospectus and Statement of Additional Information of the Fund.
Centurion Trust Company ("Centurion Trust") has changed its voluntary cap on the Fund's annual operating expenses so that, effective November 17, 2000, total annual operating expenses do not exceed 1.75%. The effect of this change is that the Fund's expenses will increase by 0.25%. Centurion Trust is under no obligation to waive fees or cap the Fund's expenses.